                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - June 26, 1998

Dear shareholders,

    In our last report to shareholders, we discussed the economic problems in Asia and our view that this might cause U.S. interest rates to go lower. Interest rates have dipped and stocks responded by rising to impressive heights. Low interest rates and record mergers pushed financial stocks skyward. Stock market profits have followed an almost perfect economy. However, increasing interest rates cannot be ruled out with consumer spending strong and 4.3% unemployment, a 30 year low. Optimists on interest rates point to the strong U.S. dollar, low commodity prices and interest rates which have room to drop if inflation stays low.

    High equity prices and uncertainty over the Japanese economic quagmire prompt our taking a watchful course. The U.S. Treasury has intervened in the currency markets to support the yen and Japan responded with pledges to fix its wobbly banking system. Now, the world awaits Japanese action; political will is needed to attack the problem. All U.S. exports to Asia amount to just 2.4% of U.S. gross domestic product and exports to Japan account for 1% of U.S. gross domestic product. The United States is not directly exposed, but many fear a continuing downward economic spiral in Asia and damage to the entire world economy. These cautionary factors and merger fever in the markets have encouraged us to take capital gains by reducing our positions in Freddie Mac, Leucadia National, Progressive Corporation, and Lennar. Green Tree Financial, Household International, CDI Corporation, John H. Harland Co., and Lomak Petroleum were sold.

   We invested in Segue Software, a software developer; Tribune, a media complex; SLM Holdings, a student loan provider; O'Sullivan Industries, a computer furniture manufacturer; and we added to our position in Southern Union.

    At May's end, 19.2% of our assets were invested in U.S. Treasury bills. This gives us the capability to seize new opportunities as they occur. We look forward to fresh opportunity.

                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1998

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 80.2%
                                AIRLINES - 5.9%
 5,000      ASA Holdings Inc. ............................         $  196,563
                                                                   ----------
                                 BANKS - 4.5%
 4,000      First Hawaiian Inc. ..........................            150,500
                                                                   ----------
                           COMPUTER SOFTWARE - 2.0%
 5,000     *Segue Software, Inc ..........................             65,000
                                                                   ----------
                              CONSTRUCTION - 2.4%
 3,000      Lennar Corp. .................................             79,500
                                                                   ----------
                          CREDIT INSTITUTIONS - 4.8%
 4,000      SLM Holding Corp. ............................            159,750
                                                                   ----------
                              ELECTRONICS - 4.6%
 4,000      Cubic Corp. ...................................           117,500
 1,200     *Tech-Sym Corp. ................................            34,725
                                                                   ----------
                                                                      152,225
                                                                   ----------
                             ENTERTAINMENT - 1.7%
   500      Walt Disney Production Co. ....................            56,562
                                                                   ----------
                           FINANCIAL SERVICES - 6.1%
 3,000      Federal Home Loan Corp. .......................           136,500
 2,000      First Data Corp. ..............................            66,500
                                                                   ----------
                                                                      203,000
                                                                   ----------
                                 FOOD - 10.9%
 5,000      McCormick & Co. Inc. ..........................           167,500
20,000      Food Lion, Inc. Class "B" .....................           193,750
                                                                   ----------
                                                                      361,250
                                                                   ----------
                               FURNITURE - 4.5%
10,000     *O'Sullivan Industries Holdings, Inc. ..........           150,000
                                                                   ----------
                               INSURANCE - 3.5%
 3,400      Leucadia National Corp. .......................           116,663
                                                                   ----------


 Shares                                                               Value
--------                                                           ----------
                           OIL & NATURAL GAS - 3.1%
 3,000      Apache Corp. ..................................        $  102,563
                                                                   ----------
                               PUBLISHING - 8.3%
 3,000      Belo A. H. Corp. ..............................           154,500
 3,000      Harland (John H.) Co. .........................            53,812
 1,000      Tribune Co. ...................................            66,875
                                                                   ----------
                                                                      275,187
                                                                   ----------
                              REAL ESTATE - 12.3%
 5,000      LNR Property Corporation ......................           129,375
 8,000      Saul Centers, Inc. ............................           139,000
10,000      United Dominion Realty Trust, Inc. ............           141,250
                                                                   ----------
                                                                      409,625
                                                                   ----------
                               UTILITIES - 5.6%
 7,000     *Southern Union Co. ............................           187,250
                                                                   ----------

            Total Value of Common Stocks (cost $1,784,969).         2,665,638
                                                                   ----------

Principal
Amount
---------
                       SHORT-TERM INVESTMENTS - 19.2%
$640M       U.S. Treasury Bill 3.75% due 6/04/98
              (cost $639,800).............................            639,800
                                                                   ----------
            Total Value of Investments
              (Cost $2,424,769)...................... 99.4%         3,305,438
            Other Assets, less Liabilities..........    .6             21,385
                                                     ------        ----------
            Net Assets.............................. 100.0%        $3,326,823
                                                     ======        ==========


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1998

ASSETS
     Investments in securities, at value
     (identified cost $2,424,769) (Note 1-A)...                    $3,305,438
   Cash........................................                        27,668
   Dividends receivable........................                         2,545
   Other assets................................                           529
                                                                   ----------
      TOTAL ASSETS.............................                     3,336,180


LIABILITIES
   Accrued advisory and administrative fees....       $   5,595
   Other accrued expenses......................           3,762
                                                     ----------
      TOTAL LIABILITIES........................                         9,357
                                                                   ----------
NET ASSETS.....................................                    $3,326,823
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,326,823 / 243,917 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                        $13.64
                                                                       ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                    $2,216,727
   Undistributed net investment deficit........                       (16,829)
   Accumulated net realized gain on investments                       246,256
   Net unrealized appreciation in value of
     investments...............................                       880,669
                                                                   ----------
      TOTAL....................................                    $3,326,823
                                                                   ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $13.64
   Sales commission:  8 1/2% of offering price*                         1.27
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $14.91
                                                                      ======

   Redemption price............................                       $13.64
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1998

INVESTMENT INCOME
  Income:
    Dividends..................................$ 25,962
    Interest...................................   8,309
                                               --------
          TOTAL INCOME.........................              $ 34,271

  Expenses (Note 4):
    Investment advisory fee ..................    12,512
    Professional fees.........................    10,494
    Transfer agent and dividend disbursing
         agent's fees and expenses............     9,244
    Registration fees.........................     7,733
    Administrative fee........................     4,171
    Reports and notices to shareholders.......     3,080
    Custodian fees............................     2,160
    Other expenses............................     2,534
                                                --------
          TOTAL EXPENSES.......................   51,928
          Less: Custodian fees paid indirectly.      828       51,100
                                                --------     --------
          INVESTMENT INCOME-NET................               (16,829)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  246,985
    Net unrealized depreciation of investments..(118,073)
                                                --------
          Net gain on investments..............               128,912
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $112,083
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                      Ended       Year Ended
                                                     May 31,     November 30,
                                                       1998          1997
                                                    ----------    ----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (16,829)   $  (30,116)
  Net realized gain on investment securities.....      246,985       393,384
  Net unrealized appreciation (depreciation) of
     investments.................................     (118,073)       45,422
                                                    ----------    ----------
     Net increase in net assets resulting from
       operations................................      112,083       408,690

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (363,469)     (109,481)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      298,207       (79,185)
                                                    ----------    ----------
     Net increase in net assets..................       46,821       220,024

NET ASSETS
  Beginning of year..............................    3,280,002     3,059,978
                                                    ----------    ----------
  End of period (including net investment deficit
    of $16,829 and $30,116, respectively)........   $3,326,823    $3,280,002
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES,INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 29, 1998. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 1998 there were 243,917 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended          Year Ended
                                May 31, 1998         November 30, 1997
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........    14,959   $  207,753    33,686   $ 465,777
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............    26,421      340,301     7,754     101,192
Capital stock redeemed.....   (18,118)    (249,847)  (46,335)   (646,154)
                             --------   ----------   --------  ----------
  Net increase (decrease)...   23,262   $  298,207    (4,895)  $ (79,185)
                             ========   ==========   ========  ==========


                                      6

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1998, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $596,301 and $987,144 respectively.

    At May 31, 1998, the cost of investments for Federal income tax purposes was $2,424,769. Accumulated net unrealized appreciation on investments was $880,669 consisting of $914,404 gross unrealized appreciation and $33,735 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the six months ended
May 31, 1998, BFC received $372 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $500 and the Fund's Custodian has provided credits in the amount of $828 against custodian charges based on the uninvested cash balances of the Fund.

                                      7

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.




                                    Six Months               Year Ended November 30,
                                      Ended         ------------------------------------------
PER SHARE DATA                     May 31, 1998      1997     1996     1995     1994     1993
--------------------               ------------     ------   ------   ------   ------   ------

Net Asset Value, Beginning of Year.   $14.86        $13.57   $12.79   $10.93   $13.09   $13.41
                                      ------        ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......    (0.07)        (0.14)   (0.05)   (0.14)   (0.21)   (0.19)
Net Realized & Unrealized Gain
  (Loss) on Investments............     0.49          1.92     1.71     2.05    (1.71)    0.43
                                      ------        ------   ------   ------   ------   ------
Total From Investment Operations...     0.42          1.78     1.66     1.91    (1.92)    0.24
                                      ------        ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains.................     1.64          0.49     0.88     0.05     0.24     0.56
                                      ------        ------   ------   ------   ------   ------
Net Asset Value, End of Period.....   $13.64        $14.86   $13.57   $12.79   $10.93   $13.09
                                      ======        ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................     3.48         13.62    13.82    17.53   (14.95)    1.78
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................   $3,327        $3,280   $3,060   $2,804   $2,320   $2,748

Ratio to Average Net Assets:
  Expenses (%).....................     3.12 (a)      2.75     2.58     3.44     3.71     2.67
  Net Income (Loss) (%)............    (1.01)(a)     (0.95)   (0.43)   (1.27)   (1.77)   (1.30)

Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%).....................     3.12 (a)      2.75     2.69     4.44     4.71     3.67
  Net Income (Loss) (%)............    (1.01)(a)     (0.95)   (0.54)   (2.27)   (2.77)   (2.30)

Portfolio Turnover Rate (%)........       21            47       24       51       51       66

Average commission rate**..........   $.1518         $.1008    $.1071


 *  Calulated without sales charge.
** Average commission rate (per share of security) as required by amended disclosure requirements effective September 1995.
(a) Annualized
                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of May 31, 1998, and the related statement of operations for the six months then ended, and the statements of changes in net assets and financial highlights for the six months ended May 31, 1998 and the year ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 1998, and the results of its operations for the six months then ended and changes in its net assets and financial highlights for the six months ended May 31, 1998 and the year ended November 30, 1997, in conformity with generally accepted accounting principles.


                                          BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 19, 1998

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHRTTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES,INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                       SEMI-ANNUAL
                                                         REPORT

                                                       May 31, 1998

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.